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                         JANUS RETIREMENT ADVANTAGE(R)
                               VARIABLE ANNUITY

                                Issued Through
                         WRL SERIES ANNUITY ACCOUNT B
                                      By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       Supplement Dated October 26, 2001
                          To Prospectus Dated May 1,
             2001, as Supplemented July 19, 2001 and July 31, 2001

Please use this supplement with the Janus Retirement Advantage(R) Prospectus dated May 1, 2001, as supplemented July 19, 2001 and July 31, 2001. Read it carefully and keep it with your Prospectus dated May 1, 2001, as supplemented July 19, 2001 and July 31, 2001, for future reference.

On September 25, 2001, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Janus Aspen Series (the "Trust") received an order (the "Order") from the Securities and Exchange Commission permitting Western Reserve to substitute shares of the Flexible Income Portfolio (the "Flexible Income Portfolio") of the Trust for shares of the High-Yield Portfolio (the "High-Yield Portfolio") of the Trust that are currently held by a corresponding subaccount of the WRL Series Annuity Account B (the "Account") under the Janus Retirement Advantage(R) variable annuity contract (the "Contract").

As a result of the Order approving the substitution, effective close of business on October 26, 2001:

 .    the Flexible Income Portfolio replaces the High-Yield Portfolio as an investment option under the Contract as described in the May 1, 2001 prospectus (as supplemented), the High-Yield subaccount is now closed, and units in the High-Yield subaccount have been converted into units of the Flexible Income subaccount; and
 .    all references in the Prospectus (as supplemented) to:
     . the High-Yield Portfolio and subaccount are deleted; and . 14 portfolios and/or subaccounts are amended to refer to 13.

If your current purchase payment allocation schedule included the High-Yield Portfolio or if you have included the High-Yield Portfolio in a systematic exchange or systematic partial withdrawal program, then we have substituted the Flexible Income Portfolio for the High-Yield Portfolio, effective close of business on October 26, 2001.

From October 26, 2001 to November 26, 2001, you have the ability to make one transfer of all amounts you had invested in the High-Yield subaccount to one other subaccount available under the Contract. That transfer will not count as one of the 12 free transfers permitted in a Contract year. Also, Western Reserve will not exercise any rights it has reserved under the Contract to impose additional restrictions on transfers until at least November 26, 2001.

If you have not already transferred out of the High-Yield subaccount by close of business on October 26, 2001, your Contract value invested in the High-Yield subaccount has been automatically transferred to the subaccount that invests in the Flexible Income Portfolio. Each Contract owner affected by the substitution will receive a written confirmation statement and notice informing him/her that the substitution was carried out effective close of business on October 26, 2001. Affected Contract owners will be reminded that they have until November 26, 2001 to make one transfer of all amounts involuntarily substituted into the Flexible Income Portfolio to another subaccount without that transfer counting as one of the 12 free transfers permitted in a Contract year.